UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 17, 2024

Elvictor Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56508	82-3296328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vassileos Constantinou 79

Vari, 16672, Attiki, Greece

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 646-491-6601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Elvictor Group, Inc. is referenced herein as “Elvictor”, “we”, “our”, “us”, or the “Company”

Item 7.01 - Regulation FD Disclosure.

On December 23, 2024, we will be issuing a press release titled: “Elvictor Group, Inc. (OTCPK: ELVG) enters into an Agreement with CIM Securities to raise up to $7,000,000 in Funding”

The information in this Current Report on Form 8-K/A with respect to Item 8.01 (including the press release attached hereto as Exhibit 99.1) is being furnished pursuant to Item 8.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act. This current report on Form 8-K/A (including Exhibit 99.1) will not be deemed an admission as to the materiality of any information contained herein.

Item 9.01 Financial Statements and Exhibits

The exhibits listed below are filed or furnished herewith.

Exhibit Number	Description

99.1*	Press Release dated December 23, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elvictor Group, Inc.

Date: December 23, 2024	By:	/s/ Konstantinos Galanakis
		Name:	Konstantinos Galanakis
		Title:	Chief Executive Officer

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